UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 5, 2014
Date of Report (Date of earliest event reported)

EMCORE CORPORATION
Exact Name of Registrant as Specified in its Charter

New Jersey	0-22175	22-2746503
State of Incorporation	Commission File Number	IRS Employer Identification Number

10420 Research Road, SE, Albuquerque, NM  87123
Address of principal executive offices, including zip code

(505) 332-5000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    Amendment to EMCORE Corporation 2012 Equity Incentive Plan

On March 5, 2014, the stockholders of EMCORE Corporation (the “Company”) approved an amendment to the EMCORE Corporation 2012 Equity Incentive Plan (the “2012 Plan”) to increase the total number of shares of common stock available for grant under the 2012 Plan by 1,000,000 shares, to 2,000,000 shares of common stock. A description of the 2012 Plan is set forth in the proxy statement filed with the Securities and Exchange Commission on January 28, 2014 (the “Proxy”), and is qualified in its entirety by reference to the full text of the 2012 Plan, a copy of which is attached as Exhibit A to the Proxy and is incorporated herein by reference.

Amendment to EMCORE Corporation 2000 Employee Stock Purchase Plan

On March 5, 2014, the shareholders of the Company approved an amendment to the EMCORE Corporation 2000 Employee Stock Purchase Plan (the “ESPP”) to increase the total number of shares of Common Stock on which options may be granted under the ESPP by 1,000,000 shares, to 3,250,000 shares of common stock. A description of the ESPP is set forth in the Proxy, and is qualified in its entirety by reference to the full text of the ESPP, a copy of which is attached as Exhibit B to the Proxy, and is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)On March 5, 2014, the Company held its 2014 Annual Meeting of Shareholders in Alhambra, California.
(b)Below are the voting results for the matters submitted to the Company's shareholders for a vote at the Annual Meeting:

(1)    The election of the following three Class A director nominees to the Company's Board of Directors, each to serve a three-year term expiring in 2017, and the following two Class C director nominees to the Company's Board of Directors, each to serve a one-year term expiring in 2015.  Each nominee was elected as director with the following vote:

Nominee	Votes For	Withheld	Broker Non-Votes
CLASS A DIRECTOR NOMINEES
Robert L. Bogomolny	11,441,388	267,623	13,113,090
Steven R. Becker	11,569,656	139,355	13,113,090
Gerald J. Fine, Ph.D.	11,574,223	134,788	13,113,090
CLASS C DIRECTOR NOMINEES
Rueben F. Richards, Jr.	11,429,946	279,065	13,113,090
Stephen L. Domenik	11,569,930	139,081	13,113,090

(2)     A proposal to ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2014.  This proposal was approved with 24,366,914 votes in favor, 320,370 votes against and 134,817 abstentions.

(3)     A proposal to approve an amendment to the 2012 Plan to increase the number of shares of common stock reserved for issuance under the 2012 Plan by 1,000,000 shares. This proposal was approved with 10,287,989 votes in favor, 1,344,109 votes against, 76,913 abstentions and 13,113,090 broker non-votes.

(4)    A proposal to approve an amendment to the ESPP to increase the number of shares of common stock reserved for issuance under the ESPP by 1,000,000 shares. This proposal was approved with 11,349,675 votes in favor, 282,962 votes against, 76,374 abstentions and 13,113,090 broker non-votes.

(5)     A proposal to approve, on an advisory basis, executive compensation of the Company's Named Executive Officers. This proposal was approved with 11,110,428 votes in favor, 522,995 votes against, 75,588 abstentions and 13,113,090 broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION
Dated: March 10, 2014	By: /s/ Mark Weinswig Name: Mark Weinswig Title: Chief Financial Officer